HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                               HV-6778 – Premier Innovations(SM) (Series II)

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Supplement dated September 16, 2015 to your Prospectus

SHARE CLASS CHANGE

Effective March 31, 2015, Class A shares of the following funds were re-designated as Investor Class Shares:

Frost Growth Equity Fund

Frost Value Equity Fund

As a result of the changes, all references to Class A shares for the above referenced funds in your Prospectus are deleted and replaced with Investor Class Shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.